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                                                                    EXHIBIT 21.0


December 31, 1998

                                  SUBSIDIARIES


Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

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
                                                                                               Place of
     Name                                                                                   Incorporation
----------------                                                                            -------------
                                    A. GENERAL CORPORATE ADMINISTRATION
                                    -----------------------------------
BZ Holdings Inc.                                                                            Delaware, U.S.
CI Finance, Inc.                                                                            Delaware, U.S.
CI Leasing Company                                                                          Delaware, U.S.
Cooper (Great Britain) Ltd.                                                                 United Kingdom
Cooper (U.K.) Limited                                                                       Delaware, U.S.
Cooper Bussmann Finance, Inc.                                                               Delaware, U.S.
Cooper CPS Corporation                                                                      Delaware, U.S.
Cooper Enterprises LLC                                                                      Delaware, U.S.
Cooper Finance, Inc.                                                                        Delaware, U.S.
Cooper Finance Group L.P.                                                                   United Kingdom
Cooper Industries (Canada) Inc.                                                             Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                                Australia
Cooper Industries Australia Pty Limited                                                     Australia
Cooper Industries Finanzierungs-GbR                                                         Germany
Cooper Industries Foreign Sales Company, Limited                                            Barbados
Cooper Industries Foundation                                                                Ohio, U.S.
Cooper Industries France SARL                                                               France
Cooper Industries International Company                                                     Delaware, U.S.
Cooper Industries, Inc.                                                                     Delaware, U.S.
Cooper Industries (U.K.) Limited                                                            United Kingdom
Cooper International Company                                                                Delaware, U.S.
Cooper Investment Group L.P.                                                                United Kingdom
Cooper PAC Corporation                                                                      Delaware, U.S.
Cooper Pensions Limited                                                                     United Kingdom
Cooper Power Systems Finance, Inc.                                                          Delaware, U.S.
Cooper Power Tools Finance, Inc.                                                            Delaware, U.S.
Cooper Securities, Inc.                                                                     Texas, U.S.
Cooper Technologies Company                                                                 Delaware, U.S.
Cooper Trading, Inc.                                                                        Delaware, U.S.
Cooper (UK) Group plc                                                                       United Kingdom
Cooper Western Hemisphere Company                                                           Delaware, U.S.
Coopind Inc.                                                                                Delaware, U.S.
CS Holdings International Inc.                                                              Cayman Islands
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
                                                                                           Place of
           Name                                                                         Incorporation
-------------------------                                                               -------------
                                           B. ELECTRICAL PRODUCTS
                                           ----------------------

Apparatebau Hundsbach GmbH Mess- und Prozessleittechnik                                 Germany
Alpha Lighting, Inc.                                                                    Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                                                Mexico
Atlite Inc.                                                                             Delaware, U.S.
Blessing Electronics B.V.                                                               Netherlands
Blessing International B.V.                                                             Netherlands
Bussmann do Brasil Ltda.                                                                Brazil
Bussmann International, Inc.                                                            Delaware, U.S.
Bussmann, S.A. de C.V.                                                                  Mexico
CALP International, Inc.                                                                Florida, U.S.
CEAG Benelux B.V.                                                                       Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                                                Singapore
CEAG Electronics GmbH                                                                   Germany
CEAG Flameproof Control Gears Private Limited (51% owned)                               India
CEAG Grundstucks GmbH & Co. OHG                                                         Germany
CEAG Grundstucksverwaltungsgesellschaft mbH                                             Germany
CEAG Middle East Limited Liability Company (49% owned)                                  Dubai, U.A.E.
CEAG Norge AS                                                                           Norway
CEAG NORTEM, S.A.                                                                       Spain
CEAG Sicherheitstechnik GmbH                                                            Germany
Ceramica Creus, S.A. de C.V.                                                            Mexico
Coiltronics, Inc.                                                                       Florida, U.S.
Coiltronics International Corporation                                                   Florida, U.S.
Componentes de Iluminacion, S.A. de C.V.                                                Mexico
Connectron, Inc.                                                                        New Jersey, U.S.
Cooper Bussmann, Inc.                                                                   Delaware, U.S.
Cooper Elektrische Ausrustungen GmbH                                                    Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene                                       Germany
   Handelsgesellschaft
Cooper Industries GmbH                                                                  Germany
Cooper Lighting, Inc.                                                                   Delaware, U.S.A.
Cooper Power Systems do Brasil Ltda.                                                    Brazil
Cooper Power Systems Pty. Ltd.                                                          Australia
Cooper Power Systems, Inc.                                                              Delaware, U.S.
Cooper Power Systems Overseas, Inc.                                                     Delaware, U.S.
Cooper Power Systems Transportation Company                                             Wisconsin, U.S.
Cooper Power Tools de Mexico, S.A. de C.V.                                              Mexico
Cooper Security Limited                                                                 United Kingdom
Cortek Internacional, S.A.                                                              Costa Rica
Crouse-Hinds (Australia) Pty. Ltd.                                                      Australia
Crouse-Hinds Domex, S.A. de C.V.                                                        Mexico
Crouse-Hinds Inc.                                                                       Delaware, U.S.
CTIP Inc.                                                                               Delaware, U.S.
Digital Lighting Holdings Limited (50% owned)                                           British Virgin Islands
Dr.-Ing. Dieter Krause GmbH                                                             Germany
Dunfermline Company                                                                     Ireland
Edison Fusegear, Inc.                                                                   Delaware, U.S.
Forschungsinstitut Professor Dr.-Ing. habil, Dr. phil nat. Karl Otto Lehmann
     Nachf. GmbH & Cie.                                                                 Germany
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
                                                                                           Place of
            Name                                                                        Incorporation
-------------------------                                                               -------------
Fulleon Limited                                                                         United Kingdom
Iluminacion Cooper de las Californias S.A. de C.V.                                      Mexico
Industrias Karp, S.A. de C.V.                                                           Mexico
Industrias AMB, S.A. de C.V.                                                            Mexico
Industrial Royer, S.A. de C.V.                                                          Mexico
Inmobiliaria Raljala, S.A. de C.V.                                                      Mexico
Kearney-National (Canada) Limited                                                       Ontario, Canada
Les Appareillages Electriques Kearney Inc.                                              Quebec, Canada
Luminox S.A.                                                                            France
McGraw-Edison Company                                                                   Delaware, U.S.
McGraw-Edison Development Corporation                                                   Delaware, U.S.
Menvier Limited                                                                         United Kingdom
Menvier A/S                                                                             Denmark
Menvier CSA Srl                                                                         Italy
Menvier Electronics International Pty Ltd.                                              Australia
Menvier Hybrids Limited                                                                 United Kingdom
Menvier Notstrom-Und Systemtechnik GmbH                                                 Germany
Menvier Overseas Holdings Limited                                                       United Kingdom
Menvier Research Limited                                                                Ireland
Menvier Group plc                                                                       United Kingdom
NOEMY Societe Civile Immobiliere                                                        France
Nugelec S.A.                                                                            France
Ping Ding Shan Edison Power Systems
  Company Limited (60% owned)                                                           China
Pretronica Precisao Electronica Ltda.                                                   Portugal
Pretronica Precisao Electronica Ltda. II                                                Portugal
RTE Far East Corporation                                                                Taiwan
Scantronic France S.A.                                                                  France
Scantronic Holdings Limited                                                             United Kingdom
Scantronic International Limited                                                        United Kingdom
Si-Tronic Srl (49% Owned)                                                               Italy
Silver Light International Limited (50% owned)                                          British Virgin Islands
Transmould Ltd.                                                                         Ireland
Univel EPE                                                                              Greece
Vertriebsgesellschaft Apparatebau Hundsbach mbH                                         Germany
Western Power Products, Inc.                                                            Oregon, U.S.
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

                                                                                           Place of
             Name                                                                       Incorporation
----------------------------                                                            -------------
                                                     C. TOOLS & HARDWARE
                                                     -------------------
Airtool and Yost Superior Realty, Inc. (50% owned)                                      Ohio, U.S.
Collins Associates Ltd.                                                                 British Virgin Islands
Cooper Italia S.p.A.                                                                    Italy
Cooper Power Tools GmbH Beteiligungen                                                   Germany
Cooper Power Tools, Inc.                                                                Delaware, U.S.A.
Cooper Power Tools B.V.                                                                 Netherlands
Cooper Power Tools GmbH & Co.                                                           Germany
Cooper Tools B.V.                                                                       Netherlands
Cooper Tools GmbH                                                                       Germany
Cooper Tools Industrial Ltda.                                                           Brazil
Cooper Tools Pty. Limited                                                               Australia
Cooper Tools S.A.                                                                       France
Deutsche Gardner-Denver Beteiligungs-GmbH                                               Germany
Disston Co. de Mexico, S.A. de C.V.                                                     Mexico
Empresa Andina de Herramientas, S.A.                                                    Colombia
Erem S.A.                                                                               Switzerland
GETA-Werk Gebr. Teipel GmbH                                                             Germany
Indus S.A.                                                                              France
Lufkin Europa B.V.                                                                      Netherlands
Metro Mex, S.A. de C.V.                                                                 Mexico
Metronix Messgerate und Elektronik GmbH                                                 Germany
Nicholson Mexicana, S.A. de C.V.                                                        Mexico
REC Werkzeugbeteiligungs--GmbH (60% owned)                                               Germany
REC-Werkzeug Gmb Vertriebsgesellschaft & Co. (60% owned)                                Germany
Recoules S.A.                                                                           France
Societe Civile Immobiliere PRECA                                                        France
Societe Civile Immobiliere R.M.                                                         France
The Cooper Group, Inc.                                                                  Delaware, U.S.
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                                                                                           Place of
             Name                                                                       Incorporation
---------------------------                                                             -------------
                                                E.  INACTIVE SUBSIDIARIES
                                                -------------------------
Aerocharter (Coventry) Limited (50% owned)                                              United Kingdom
B & S Fuses Limited                                                                     United Kingdom
Bussmann (U.K.) Limited                                                                 United Kingdom
Carlton Santee Corporation                                                              California, U.S
CSP Industries GmbH                                                                     Germany
Contronic Inc.                                                                          Canada
Crouse-Hinds de Venezuela, C.A.                                                         Venezuela
DFL Fusegear Limited                                                                    United Kingdom
Firecom Limited                                                                         United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                                     Australia
Gardner-Denver International, C.A.                                                      Venezuela
Homelink Telecom Limited                                                                United Kingdom
Inmobiliaria Cisco, S.A.                                                                Mexico
Menvier (CJS) Limited                                                                   United Kingdom
Menvier Security Limited                                                                United Kingdom
Menvier-Amberlec Systems Limited                                                        United Kingdom
McGraw-Edison Export Corporation                                                        Delaware, U.S.
MSG Leasing Limited                                                                     United Kingdom
Scantronic (Singapore) Pte Ltd.                                                         Singapore
Scantronic Benelux B.V.                                                                 Netherlands
Scantronic B.V.                                                                         Netherlands
Scantronic GmbH                                                                         Germany
Scantronic Holdings Inc. (CAN)                                                          Canada
Scantronic International Holdings B.V.                                                  Netherlands
Scantronic Limited                                                                      United Kingdom
Scantronic Spain S.A.                                                                   Spain
Synchrobell Limited                                                                     United Kingdom
WPC Corporation, Inc.                                                                   Delaware, U.S.
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